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                      CONTRACT CLINICAL RESEARCH AGREEMENT
                                  AMENDMENT # 2
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Pursuant to the Contract Clinical Research Agreement between ISTA
Pharmaceuticals (formerly known as Advanced Corneal Systems, Inc.) ("ISTA") and CroMedica Global Inc. ("CroMedica"), dated May 19, 1999, and Amendment #1, dated October 11, 2000, the following amendment(s) are hereby accepted by both parties:


                         ADJUSTMENT TO SCOPE OF SERVICES

As agreed by both parties, the original scope of services provided by CroMedica Global under the terms of the original contract are hereby revised to reflect the increase in the number of monitoring visits, extension of project management services, a revision to the SAE management estimate and increases to the data management services, while removing unmasked monitoring visits, and the site audit services.

A revised Attachment 2, Payment and Performance Schedule is attached hereto and will replace any previous payment and performance schedules.

DATA COLLECTION IN FOLLOW UP PERIOD

This amendment further recognizes that ISTA may have a future need for Data Management Services in the form of data collection during the 3 year follow up period to the study. Once the scope of services required by ISTA is defined in relation to this follow up period, and should it be the desire of ISTA to engage CroMedica in such work, CroMedica hereby agrees to a today rate of USD $10.00 per CRF page to undertake the additional data collection services.


ACCEPTANCE OF AMENDMENT TO AGREEMENT BY AND BETWEEN:

SPONSOR:                                     CONTRACTOR:
ISTA PHARMACEUTICALS                         CROMEDICA GLOBAL INC.


-----------------------------------          -----------------------------------

NAME:                                        KEN NEWPORT
      -----------------------------

TITLE:                                       PRESIDENT
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DATE                                         DATE

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                                  ATTACHMENT 2
                        PAYMENT AND PERFORMANCE SCHEDULE

                           REVISED - NOVEMBER 15, 2000

                                PAYMENT SCHEDULE

Sponsor shall reimburse reasonable costs and expenses at net thirty (30) days terms upon receipt of invoice and any associated original receipts, and/or at the occurrence of the below incidents enacted at Sponsor's request, pending review for acceptableness and/or completeness. All figures are in US dollars:

                       FIXED-UNIT PRICE PAYMENT STRUCTURE

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                                                   ORIGINAL                        REVISED
                                     UNIT COST    STUDY TOTAL     ADJUSTMENT     STUDY TOTAL
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
Up front (20%)                                        $563,525                       $563,525
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Australia Regulatory Submission       $10,000           10,000                         10,000
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CRF Finalization                       8,580             8,580                          8,580
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Site Recruitment:
                           Canadian     200              2,400                          2,400
                               U.S.     240              2,880                          2,880
                          Australia     240              2,400                          2,400
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Initiation Visits:
                           Canadian     600              7,200                          7,200
                               U.S.     720             18,720                         18,720
                          Australia    1,080            10,800                         10,800
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Interim Visits:

                           Canadian    1,200           183,600                        276,000
                               U.S.    1,440         1,156,680                      1,741,320
                          Australia    1,280           124,800                        124,800

ADD:

7 additional monitoring
visits per site related to
3 interim analyses and
resolution of clinical
review queries not
originally contracted:

Canadian
11 sites x 7 visits                    1,200                            92,400

U.S.
58 sites x 7 visits                    1,440                           584,640

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REMOVE:  Unmasked Visits:
                           Canadian     900             10,800        (10,800)              0
                               U.S.    1,080            68,040        (68,040)              0
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Close Out Visits:                                                                      10,800
                           Canadian     900             10,800                         81,000
                               U.S.    1,080            81,000                          9,600
                          Australia     960              9,600
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

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
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                                                      ORIGINAL                      REVISED
                                      UNIT COST      STUDY TOTAL    ADJUSTMENT    STUDY TOTAL
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
REMOVE:  Site Audits                    2,500              125,000    (125,000)               0
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Australia Investigator Meeting          12,000              12,000                       12,000
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Study Training                          24,550              24,550                       36,640

ADD: Training for Protocol
Amendment, new CRFs, rescue data
-- CRAs and at sites -- 2 hours
per site.
($75 x 2hr x 11 sites) Canadian          150                              1,650
($90 x 2 hr x 58 sites)    U.S.          180                             10,440
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SAE Management                       $300 per SAE           81,600                      217,600

ADD:  SAE Management Estimate of
272 additional SAEs representing
an overall 80% SAE rate for the      $500 per SAE                       136,000
study.

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Database Design                         13,500              13,500                       17,250

ADD:  Additional 50 hours at
$75/hr for creation & distribution
of new CRF forms (BCVA & Efficacy)                                        3,750
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Data Entry:
     1/3 Data Entered                   50,000              50,000                       50,000
     2/3 Data Entered                   50,000              50,000                       50,000
     3/3 Data Entered                   50,000              50,000                       50,000
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ADD:  Data Management Services
relating to extra visit, all pts,
at 18 months
Original contract per page value                                         38,080          38,080
of $4/pg x 8 pgs x 1190 pts
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Project Management Fees
(per month for 25 months -              5,566              139,150                      410,275
rate reflects absorption of fees
in up front payment)

ADD:  15 add'l months                   18,075                          271,125
(extended to September, 2002)
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Enrollment Tracking:
Effective October, 2000 -              2,519.71            120,946                      120,946
per month for 48 months
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TOTAL CONTRACT                                          $2,938,571     $934,245      $3,872,816
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

PASS-THROUGH COSTS: SPONSOR shall reimburse CONTRACTOR for reasonable pass-through costs (e.g., travel, lodging, meals) at net thirty (30) days term upon receipt of original receipt(s)/invoice. Interest at 15% shall apply if net thirty (30) days terms are not satisfied.